THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account L
Group Variable Annuity

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity

Supplement dated December 2, 2015 to the Prospectus dated May 1, 2015

Effective December 1, 2015, the Fidelity® VIP Money Market Portfolio, which currently serves as the investment option for the pending allocation account of your contract, was changed to the Fidelity® VIP Government Money Market Portfolio.

All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Please retain this Supplement for future reference.